Rule 497(e)
Registration No. 033-69804
1940 Act File No. 811-08062

SUPPLEMENT DATED MARCH 22, 2022
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2021
OF

Nicholas Equity Income Fund, Inc.

THIS SUPPLEMENT UPDATES THE STATEMENT OF ADDITIONAL INFORMATION.
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE STATEMENT OF ADDITIONAL INFOMARTION FOR FUTURE REFERENCE.

Effective February 4, 2022, Ms. Julie M. Van Cleave was appointed by the independent directors to the Fund’s Board of Directors. Mr. David L. Johnson retired effective December 31, 2021. Accordingly, all references to Mr. Johnson in the Statement of Additional Information are deleted and should be disregarded in their entirety.

1. On page 16, in the section captioned “MANAGEMENT – DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION AND PORTFOLIO MANAGERS OF THE FUND” the following entry for Ms. Van Cleave has been added.

     Ms. Julie Van Cleave has extensive business experience, including board service and experience related to financial matters, investment management and risk management.

2. On page 19, in the section captioned “MANAGEMENT – DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION AND PORTFOLIO MANAGERS OF THE FUND” the following entry has been added.

Other
				Number of	Directorships
		Term of		Portfolios	Held by
		Office and		in Fund	Director
	Positions	Length of		Complex	during the
	Held With	Time	Principal Occupations	Overseen	Past Five
Name and Age	Fund	Served	during Past Five Years	by Director	Years

DISINTERESTED
DIRECTORS
Julie M. Van Cleave, 62	Director	(1), Since	Private Investor, July	4	None
		February	2020 to present. Chief
		2022	Investment Officer,
University of Wisconsin
Foundation, July 2013 to
June 2020.